Exhibit 10.11

NONQUALIFIED STOCK OPTION AGREEMENT

PURSUANT TO THE

STOCK OPTION PLAN #2

Participant:
Grant Date:
Per Share Exercise Price:
Number of Shares subject to the Option:

THIS NON-QUALIFIED STOCK OPTION AWARD AGREEMENT (this “Agreement”), dated as of the Grant Date specified above, is entered into by and between Nano Nuclear Energy Inc., a Nevada corporation (the “Company”), and the Participant specified above, pursuant to the 2023 Stock Option Plan #2, as in effect and as amended from time to time (the “Plan”), which is administered by the Committee; and

WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant the non-qualified stock options provided for herein to the Participant.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1. Incorporation By Reference; Plan Document Receipt. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control. No part of the Option granted hereby is intended to qualify as an “incentive stock option” under Section 422 of the Code.

2. Grant of Option. The Company hereby grants to the Participant, as of the Grant Date specified above, a non-qualified stock option (this “Option”) to acquire from the Company at the Per Share Exercise Price specified above, the aggregate number of shares of Common Stock specified above (the “Option Shares”). Except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by this Option unless and until the Participant has become the holder of record of the shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan or this Agreement.

3. Vesting and Exercise.

(a) Vesting. The Option subject to this grant shall become vested, pursuant to the schedule set forth in the table below, provided the Participant is then employed by the Company and/or one of its Subsidiaries or Affiliates on the applicable vesting date. There shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the appropriate vesting date, subject to the Participant’s continued service with the Company or any of its Subsidiaries on each applicable vesting date.

Vesting Date	Cumulative Percentage of Option Shares Vested
Immediately on date of grant	100% of Option Shares

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(b) Expiration. Unless earlier terminated in accordance with the terms and provisions of the Plan and/or this Agreement, all portions of the Options (regardless of whether vested or not vested) shall expire and shall no longer be exercisable after the expiration of three (3) years from the Grant Date. In addition, all portions of the Options that are not exercised as of the occurrence of a Change in Control of the Company shall terminate, expire and no longer be exercisable upon and following the occurrence of a Change in Control of the Company.

4. Termination. Subject to the terms of the Plan and this Agreement, the Options, to the extent vested at the time of the Participant’s Termination, shall remain exercisable as follows:

(a) Termination due to Death or Disability. In the event of the Participant’s Termination by reason of death or Disability, the vested portion of the Options shall remain exercisable until the earlier of (i) one year from the date of such Termination, and (ii) the expiration of the stated term of the Options pursuant to Section 3 hereof.

(b) Termination Without Cause. In the event of the Participant’s involuntary Termination by the Company without Cause, the vested portion of the Options shall remain exercisable until the earlier of (i) one (1) year from the date of such Termination, and (ii) the expiration of the stated term of the Options pursuant to Section 3 hereof.

(c) Voluntary Termination. In the event of the Participant’s voluntary Termination, the vested portion of the Options shall remain exercisable until the earlier of (i) ninety (90) days from the date of such Termination, and (ii) the expiration of the stated term of the Options pursuant to Section 3 hereof.

(d) Termination for Cause. In the event of the Participant’s Termination by the Company for Cause, all Options granted hereunder (regardless of whether vested or not vested) shall terminate and expire automatically upon such Termination except to the extent the Committee provides otherwise in writing.

(e) Treatment of Unvested Options upon Termination. Any portion of the Options that is not vested as of the date of the Participant’s Termination for any reason shall terminate and expire automatically as of the date of such Termination.

5. Method of Exercise and Payment. To the extent that the Options have become vested and exercisable with respect to a number of shares of Common Stock as provided herein, the Options may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Options as provided herein and in accordance with the Plan.

6. Non-Transferability. The Options, and any rights and interests with respect thereto, issued under this Agreement and the Plan shall not be sold, exchanged, transferred, assigned or otherwise disposed of in any way by the Participant (or any beneficiary(ies) of the Participant), other than by testamentary disposition by the Participant or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion, permit the Options to be Transferred to a Family Member for no value, provided that such Transfer shall only be valid upon execution of a written instrument in form and substance acceptable to the Committee in its sole and absolute discretion evidencing such Transfer and the transferee’s acceptance thereof signed by the Participant and the transferee, and provided, further, that the Options may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution or to another Family Member (as permitted by the Committee in its sole and absolute discretion) in accordance with the terms of the Plan and this Agreement, and shall remain subject to the terms of the Plan and this Agreement. Any attempt to sell, exchange, transfer, assign, pledge, encumber or otherwise dispose of or hypothecate in any way the Options, or the levy of any execution, attachment or similar legal process upon the Options, contrary to the terms and provisions of this Agreement and/or the Plan shall be null and void and without legal force or effect.

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7. Stockholders Agreement and Other Requirements. Upon exercise of the Options, to the extent required by the Committee, the Participant shall execute and deliver a stockholder’s agreement or such other documentation which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise, and such other terms as the Board or Committee shall from time to time establish. Such stockholder’s agreement or other documentation shall apply to the shares of Common Stock acquired under the Plan and covered by such stockholder’s agreement or other documentation and shall be in such form as the Committee may determine in its sole discretion. The Company may require, as a condition of exercise, the Participant to become a party to any other existing shareholder’s agreement (or other agreement).

8. Securities Representations. Upon the exercise of the Options prior to the registration of the Common Stock to be issued hereunder pursuant to the Securities Act or other applicable securities laws, the Participant shall be deemed to acknowledge and make the following representations and warranties and as otherwise may be requested by the Company for compliance with applicable laws, and any issuances of Common Stock by the Company hereunder shall be made in reliance upon the express representations and warranties of the Participant;

(a) The Participant is acquiring and will hold the Common Stock to be issued hereunder for investment for the Participant’s account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

(b) The participant has been advised that the Common Stock to be issued hereunder has not been registered under the Securities Act or other applicable securities laws, on the ground that no distribution or public offering of such Common Stock is to be effected (it being understood, however, that such Common Stock is being issued and sold in reliance on the exemption provided under Rule 701 under the Securities Act), and that such Common Stock must be held indefinitely, unless it is subsequently registered under the applicable securities laws or the Participant obtains an opinion of counsel (in the form and substance satisfactory of the Company and its counsel) that registration is not required. In connection with the foregoing, the Company is relying in part on the Participant’s representations set forth in this Section 8. The Participant further acknowledges and understands that the Company is under no obligation hereunder to register the Common Stock to be issued hereunder.

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(c) The Participant is aware of the adoption of Rule 144 by the United States Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. The Participant acknowledges that the Participant is familiar with the conditions for resale set forth in Rule 144, and acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) The Participant will not Transfer the shares of Common Stock deliverable upon exercise of the Options in violation of the Plan, this Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. The Participant agrees that the Participant will not dispose of the Common Stock to be issued hereunder unless and until the Participant has complied with all requirements of the Plan and this Agreement applicable to the disposition of such Common Stock.

(e) The Participant has been furnished with, and has had access to, such information as the Participant considers necessary or appropriate for deciding whether to invest in the Common Stock to be issued hereunder, and the Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of such Common Stock.

(f) The Participant is aware that an investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Participant is able, without impairing the Participant’s financial condition, to hold the Common Stock to be issued hereunder for an indefinite period and to suffer a complete loss of the Participant’s investment in such Common Stock.

9. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to the choice of law principles thereof.

10. Withholding of Tax. The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant’s FICA and SDI obligations) which the Company, in its sole and absolute discretion, deems necessary to be withheld or remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to the Options and, if the Participant fails to do so, the Company may otherwise refuse to issue or transfer any shares of Common Stock otherwise required to be issued pursuant to this Agreement. Any statutorily required withholding obligation with regard to the Participant may be satisfied by reducing the amount of cash or shares of Common Stock otherwise deliverable upon exercise of the Options.

11. Entire Agreement; Amendment. This Agreement, together with the Plan, contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Committee shall have the right, in its sole and absolute discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan. This Agreement may also be modified or amended by a writing signed by both the Company and the Participant. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

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14. Notices. Any notice hereunder by the Participant shall be given to the Company in writing and such notice shall be deemed duly given only upon receipt thereof by the Chief Financial Officer of the Company. Any notice hereunder by the Company shall be given to the Participant in writing and such notice shall be deemed duly given only upon receipt thereof at such address as the Participant may have on file with the Company.

12. No Right to Employment. Any questions as to whether and when there has been a Termination and the cause of such Termination shall be determined in the sole and absolute discretion of the Committee. Nothing in this Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries or its Affiliates to terminate the Participant’s employment or service at any time, for any reason and with or without cause.

13. Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the Option awarded under this Agreement for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Participant.

14. Compliance with Laws. The issuance of the Options (and the Shares upon exercise of the Options) pursuant to this Agreement shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act of 1933, as amended, the 1934 Act and in each case any respective rules and regulations promulgated thereunder) and any other law or regulation applicable thereto. The Company shall not be obligated to issue the Options or any of the Shares pursuant to this Agreement if any such issuance would violate any such requirements.

15. Section 409A. Notwithstanding anything herein or in the Plan to the contrary, the Options are intended to be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent.

16. Binding Agreement; Assignment. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Participant shall not assign (except as provided (and to the extent permitted) by Section 6 hereof) any part of this Agreement without the prior express written consent of the Company.

17. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

19. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

20. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

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21. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time; (b) the award of Options made under this Agreement is completely independent of any other award or grant and is made at the sole and absolute discretion of the Company; (c) no past grants or awards (including, without limitation, the Options awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

[Name]

NANO NUCLEAR ENERGY INC.

per:
Its duly authorized signatory

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